================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SOUTHWEST WATER COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

(LOGO)  Southwest Water Company "A Water Management Company"



                             PROXY STATEMENT 2001

                                                                  April 12, 2001


     The Proxy Statement cover is being designed as a companion piece to the Annual Report - (sample attached)

YOUR VOTE IS IMPORTANT

If you were a stockholder of Southwest Water Company on March 30, 2001, you are eligible to vote on the proposals described in this Proxy Statement. Depending on the way in which your shares are held, you may vote using one of the procedures described below. Normally, you can tell the way in which your stock is held by looking at your proxy card. Please use one of the following voting procedures:

     (1) The majority of our stockholders hold their shares through a bank, broker or other agency. If your shares are held in this manner, you will receive voting instructions directly from that agency, along with your proxy materials.

     (2) If your securities are registered in your name with our transfer agent, Mellon Investor Services LLC, you have two ways that you can vote:

          . By Telephone: Call the toll-free telephone number on your proxy card to vote (1-800-840-1208).

          . By Mail: Mark, sign, date and mail your proxy card to our transfer agent in the postage-paid envelope provided with this package.

ELIMINATE DUPLICATE MAILINGS

If you are a stockholder with your stock recorded in your name with our transfer agent and are receiving duplicate mailings, you may authorize us to discontinue these multiple mailings. To discontinue multiple mailings, mark the box on the appropriate proxy card(s).

                            SOUTHWEST WATER COMPANY
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


DATE AND TIME:                                 Tuesday, May 22, 2001, at 10:00 a.m., Pacific time
===========================================================================================================================
PLACE:                                         Omni Los Angeles Hotel at California Plaza
                                               251 South Olive Street, Los Angeles, California
===========================================================================================================================
ITEMS OF BUSINESS:                             (1)  Elect three members of the Board of Directors for  terms of three years.
                                               (2)  Ratify the appointment of KPMG LLP as our independent auditors for calendar year 2001.
                                               (3)  Transact other business as may properly come before the Annual
                                                    Meeting and any adjournment or postponement.
===========================================================================================================================
RECORD DATE:                                   You may vote if you owned Southwest Water Company stock on March 30, 2001.
===========================================================================================================================
ANNUAL REPORT AND FORM 10-K:                   Our 2000 Annual Report and Form 10-K, which are not  part of the proxy soliciting material, are enclosed.
===========================================================================================================================
PROXY VOTING:                                  It is important that your shares be represented and voted so that we can have a valid meeting. Depending on how your shares are held, please vote in one of the following ways:
                                               (1) If your shares are held for you by a bank, broker or other agency, follow the voting instructions provided with your proxy materials or
                                               (2) If your shares are registered in your name with our transfer agent, use the toll-free number shown on the enclosed proxy card or mark, sign, date and promptly return the enclosed proxy in the postage-paid envelope.
                                               Your proxy may be revoked or changed at any time prior to the Annual
                                               Meeting by submitting a new, later-dated proxy.
===========================================================================================================================


April 12, 2001                           Peter J. Moerbeek,
                                         Secretary


                                         TABLE OF CONTENTS
                                         -----------------
                                                                                      Page
PROXY STATEMENT
  Proxy Delivery............................................................             1
  Annual Meeting Admission..................................................             1
  Stockholders Entitled to Vote.............................................             1
  Proxies...................................................................             1
  Vote by Telephone.........................................................             1
  Vote by Mail..............................................................             1
  Voting at the Annual Meeting..............................................             2
  Voting on Other Matters...................................................             2
  List of Stockholders......................................................             2
  Quorum....................................................................             2
  Required Vote for Passage.................................................             2
  Cost of Proxy Distribution and Solicitation...............................             2
  Section 16(a) Beneficial Ownership Reporting Compliance...................             2

GOVERNANCE OF THE COMPANY
  Our Corporate Governance Principles.......................................             3
  Board and Committee Membership and Information............................             4
  Compensation Committee, Interlocks and Insider Participation..............             5
  Compensation of Directors - Fees and Benefit Plans for
    Non-Employee Directors..................................................             5
  Non-Employee Director Stock Option Grants.................................             6
  Non-Employee Director Stock Option Exercises and Year-End Option Values...             6
  Beneficial Ownership of the Company's Securities..........................             7
  Comparison of the Cumulative Total Return on the
    Company's Common Stock to Certain Industry Standards....................             8
  Related Transactions......................................................             9

EXECUTIVE COMPENSATION
  Summary Compensation Table for Executive Officers.........................            10
  Executive Officers' Change of Control Compensation Agreements.............            11
  Option Grants to Named Executive Officers in 2000.........................            12
  Option Exercises in 2000 and Year-End Option Values.......................            13
  Supplemental Executive Retirement Plan....................................            14
  Report of the Compensation Committee of the Board of Directors............            15

ITEM 1 - ELECTION OF DIRECTORS
  Nominees for Directors Standing for Election in 2001......................            17
  Director Whose Term Expires in 2002.......................................            18
  Directors Whose Terms Expire in 2003......................................            18
  Officers Who Are Not Directors............................................            18

ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS..................            19
  Report of the Audit Committee of the Board of Directors...................            20

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
  NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS................            21
AUDIT COMMITTEE CHARTER.....................................................    Appendix A

(LOGO)    Southwest Water Company "A Water Management Company"
          225 North Barranca Avenue, Suite 200
          West Covina, California 91791-1605
          Telephone: (626) 915-1551 - Fax: (626) 915-1558
          e-mail: swwc@southwestwater.com
          www.southwestwater.com
          ----------------------

                               PROXY STATEMENT
                               ---------------

Proxy Delivery
  You are receiving these proxy materials in connection with the solicitation by the Board of Directors of Southwest Water Company, a Delaware corporation, ("Southwest Water," the "Company," "we" or "us"), of proxies to be voted at our 2001 Annual Meeting of Stockholders and at any adjournment or postponement of that meeting. This Proxy Statement, form of proxy and voting instructions are being mailed on or about April 12, 2001.
  You are invited to attend our Annual Meeting of Stockholders (the "Annual Meeting") on May 22, 2001, beginning at 10:00 a.m., Pacific time. The Annual Meeting will be held at the Omni Los Angeles Hotel at California Plaza, 251 South Olive Street, Los Angeles, California.

Annual Meeting Admission
  If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain proof of ownership, such as a current brokerage account statement or certification from your broker. Admission to the Annual Meeting depends on your physical proof of ownership. If your shares are registered with our transfer agent, they will provide your proof of ownership prior to the Annual Meeting.

Stockholders Entitled to Vote
  Owners of Southwest Water Company common or preferred Series "A" stock at the close of business on March 30, 2001, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 8,579,638 shares of common stock outstanding and 10,288 shares of preferred Series "A" stock outstanding. Common shares are entitled to one vote per share, and preferred Series "A" shares are entitled to five votes per share on matters properly brought before the Annual Meeting. The combined total number of eligible votes is 8,631,078.

Proxies
  Your vote is important so we can have a valid meeting. The proxy card that accompanies this proxy statement will give you voting instructions. Please review the enclosed proxy materials and vote as soon as possible. Proxies may be changed or revoked at any time before the Annual Meeting by:
(1) written notice to the Secretary of the Company,
(2) timely delivery of a later-dated proxy, or
(3) voting by ballot at the Annual Meeting.
  You can save us the expense of a second mailing by voting promptly. Choose one of the following voting methods to cast your vote, unless you are instructed differently:

1. Vote by Telephone
     If your shares are registered in your name with Mellon Investor Services LLC, our transfer agent, you can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day. Have your proxy card with you when you place your call. If you vote by telephone, you do not need to return your proxy card.

2. Vote by Mail
     If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. If your shares are registered with our transfer agent, and if you wish to discontinue future duplicate mailings, check the box provided on the card.

Voting at the Annual Meeting
  The method by which you vote a proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other agency and you plan to attend the Annual Meeting, please bring proof of ownership, such as a current brokerage account statement or certification from your broker.

  All shares that have been properly voted - whether by telephone or mail - and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by your proxy will be voted as recommended by the Board of Directors.

Voting On Other Matters
  If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting.

List of Stockholders
  A list of stockholders who have shares registered in their own name and are entitled to vote will be available at the Annual Meeting.

Quorum
In order to carry on the business of the Annual Meeting, there must be a quorum. This means at least a majority of the outstanding shares entitled to vote (with each share of preferred stock counting as five votes for every share owned for purposes of the quorum) must be represented at the Annual Meeting, either by proxy or in person. Abstentions and broker "non-votes" will be counted as present and entitled to vote for purposes of determining a quorum. Broker "non-votes" are shares held by a broker, which are represented at the meeting, but as to which the broker is not empowered to vote on a particular proposal.

Required Vote for Passage
  ITEM 1. The three nominees receiving the most votes will be elected as Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

  ITEM 2. The favorable vote of a majority of the votes cast is required to ratify the appointment of KPMG LLP as the Company's independent auditors for 2001. Abstentions and broker "non-votes" will not be counted as votes for or against the proposal.

Cost of Proxy Distribution and Solicitation
  We will pay the expenses of distributing the proxy materials and soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees, in person or by telephone, electronic transmission or by facsimile transmission. Mellon Investor Services will distribute the proxy materials to our registered stockholders and, through a search process, obtain information to distribute these materials to our stockholders whose shares are held by a bank, broker or other agency.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of holdings and transactions in Southwest Water shares with the SEC and the Nasdaq Stock Market. Based on our records and other information, we believe that in 2000 all of our Directors and executive officers met all applicable SEC Section 16(a) filing requirements. Our records indicate that we do not have any beneficial owners of more than 10% of the Company's common stock.

                           GOVERNANCE OF THE COMPANY

                      Our Corporate Governance Principles

                 Role and Composition of the Board of Directors

1. The Board of Directors, which is elected by the stockholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. The Board selects the senior management team which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and monitors its performance.

2. It is a policy of the Company that the Board consist of a majority of outside Directors and that the number of Directors not exceed a number that can function efficiently as a body. The Nominating Committee, in consultation with the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Nominating Committee considers candidates to fill new positions created by expansion and vacancies that occur by resignation, retirement or any other reason. Candidates are selected for their character, judgment, business experience and acumen. Final approval of a candidate is determined by the full Board. All Directors are expected to be stockholders. The Company's current Directors are listed below.

    Non-Employee Directors:  H. Frederick Christie, Monroe Harris,
    ----------------------
                             Donovan D. Huennekens, Maureen A. Kindel and Richard G. Newman.

    Employee Directors:      Anton C. Garnier, Chairman and CEO and
    ------------------
                             Peter J. Moerbeek, Chief Financial Officer and
                             Secretary

3. Mr. Richard Kelton, who served as a Director for over 30 years, stepped down in March 2001, and will not stand for reelection. At the April 11, 2001, Board meeting, Mr. Moerbeek was appointed to fill his position.

4. The Chairman and CEO is responsible for establishing effective communication with the Company's stockholders and Board members.

                              Board and Committee
                           Membership and Information

   During 2000, the Board of Directors and Board Committees met a total of 18 times, either in person or by telephone conference call. In 2000, all of our Directors attended 88 percent or more of the meetings of the Board and Board committees on which they served. Committees of the Board are as follows:

   The Audit Committee. The members of the Audit Committee during 2000 were Mr. Huennekens (Chair), Mr. Kelton and Ms. Kindel. During 2000, this committee held three meetings. In March 2001, with Mr. Kelton's resignation, Mr. Christie was appointed to fill the vacancy on the Audit Committee. The primary duties and responsibilities of the Audit Committee are to assist the Board with respect to monitoring:
 .  The integrity of the Company's internal controls and financial reporting process and the reliability of the Company's financial reports to the public. . The independence and performance of the Company's external independent auditors.
 .  The Company's compliance with legal and regulatory requirements.
 .  The Company's review of areas of significant financial risk to the Company.

   The Investment/Acquisition Committee. The members of the Investment/ Acquisition ("I/A") Committee during 2000 were Mr. Newman (Chair), Mr. Christie, Mr. Harris and Mr. Kelton. During 2000, this committee held one meeting. Among its responsibilities, the I/A Committee:

 . Provides direction in the areas of long-term planning, consideration of diversification alternatives, new business developments, and acquisitions and mergers;
 .  Sets overall investment policy with respect to the Company's short-term funds; and
 . Analyzes the effects of external economic conditions on the Company's investment policy.

  The Nominating Committee. The members of the Nominating Committee during 2000 were Ms. Kindel (Chair), Mr. Christie, Mr. Newman and Mr. Garnier. During 2000, the Nominating Committee held one meeting; however, Nominating Committee matters were discussed during regularly scheduled Board meetings. The functions of the Nominating Committee include:
 .  Establishing criteria for the selection of nominees for election as
   Directors;
 .  Reviewing the qualifications of and maintaining information concerning potential nominees;
 .  Making recommendations to the Board with respect to nominees for election as
   Directors at the Annual Meeting;
 .  Reviewing, on a long-term basis, the size and composition of the Board as vacancies occur; and
 .  Making recommendations to the Board for age and service limitations.
   The Nominating Committee will consider recommendations for Director nominees proposed by stockholders. Any recommendations for nominees should be submitted in writing to Ms. Kindel at the Company's principal executive offices: Southwest Water Company, 225 North Barranca Avenue, Suite 200, West Covina, California 91791-1605.

   The Compensation Committee. The Compensation Committee consists of independent, non-employee Directors. The members of the Compensation Committee during 2000 were Mr. Christie (Chair), Mr. Harris, Mr. Huennekens and Mr. Newman. During 2000, the Compensation Committee held six meetings. This committee is responsible for:
 .  Establishing annual and long-term performance goals for appointed executive officers;
 . Approving and reporting to the Board the annual compensation for all executive officers, including salary, stock options, incentive compensation and other benefits;
 . Granting stock options for employees; and . Reviewing the Company`s benefit plans.

   Compensation Committee Interlocks and Insider Participation. There were no Compensation Committee interlocks or insider participation during 2000.

   Compensation of Directors - Fees and Benefit Plans for Non-Employee
Directors.

   Annual Cash Retainer Fees. Non-employee Directors receive an annual cash retainer fee of $12,000. In addition, the Chair of each Board committee receives an additional $1,200 per year.

   Meeting Fees. Non-employee Directors also receive a fee of $1,000 for attending each Board meeting, committee meeting and long-range planning meeting. When a committee meeting is held on the same day as a Board meeting, the committee attendance fee is $500.

  Directors who are officers of the Company are not paid any fees or additional remuneration for services as members of the Board or any Board committee.

  Director Stock Option Plan. The Director Stock Option Plan provides that non-employee Directors are automatically granted an initial award of 5,000 shares of the Company's common stock when they become Directors, and each active Director is also automatically granted an annual award of 5,000 shares of the Company's common stock at each subsequent Annual Meeting.

  As of March 30, 2001, there were 202,586 shares of the Company's common stock available for issuance under the Director Option Plan.

  Service Policy for Directors. In August 1998, the Board established a Service Policy for Directors. This policy states that a Director will not serve on the Southwest Water Company Board past his or her 72nd birthday. Mr. Harris, over the age of 72 at the time the policy was implemented, will serve until January 2002.

              NON-EMPLOYEE DIRECTOR STOCK OPTIONS GRANTED IN 2000



                                                               Individual Grants
--------------------------------------------------------------------------------------------------
                                               Options           Exercise Base     Expiration Date
          Eligible Directors (1)              (#)(2)(3)        Price ($/sh.) (3)
--------------------------------------------------------------------------------------------------
H. Frederick Christie                            6,250             $10.00              2007
--------------------------------------------------------------------------------------------------
Monroe Harris                                    6,250             $10.00              2007
--------------------------------------------------------------------------------------------------
Donovan D. Huennekens                            6,250             $10.00              2007
--------------------------------------------------------------------------------------------------
Maureen A. Kindel                                6,250             $10.00              2007
--------------------------------------------------------------------------------------------------
Richard G. Newman                                6,250             $10.00              2007
--------------------------------------------------------------------------------------------------

(1) Mr. Kelton is no longer a Director and, therefore, his transactions are not included.
(2)  Options vest 50% per year for two years.
(3) All options and option exercise prices have been adjusted to reflect a 5-for-4 stock split, in the form of a stock dividend, on January 1, 2001.



                             NON-EMPLOYEE DIRECTOR
              OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES


                               Shares                          Number of                Value of Unexercised
                              Acquired                    Unexercised Options     In-the-Money Options at December
                                 On          Value       At December 31, 2000                 31, 2000
Non-Employee                  Exercise      Realized   Exercisable/Unexercisable      Exercisable/Unexercisable
Director Name (1)              (#)(2)         ($)                 (#)                          ($)(3)
-------------------------------------------------------------------------------------------------------------------
H. Frederick Christie              0              0        9,977   /    8,376          61,684    /    22,864
-------------------------------------------------------------------------------------------------------------------
Monroe Harris                      0              0        8,773   /    8,376          52,816    /    22,864
-------------------------------------------------------------------------------------------------------------------
Donovan D. Huennekens          3,873         26,342       13,110   /    7,726          83,604    /    17,631
-------------------------------------------------------------------------------------------------------------------
Maureen A. Kindel                  0              0        5,505   /    7,726          27,541    /     5,756
-------------------------------------------------------------------------------------------------------------------
Richard G. Newman                  0              0       17,564   /    8,376         121,516    /    22,864
-------------------------------------------------------------------------------------------------------------------

(1) Mr. Kelton is no longer a Director and, therefore, his transactions are not included.
(2) Shares acquired on exercise represent options exercised in 2000 and do not reflect restatement for the 5-for-4 stock split which was effective January 1, 2001.
(3) Difference between fair market value at fiscal year-end of $11.90 and option exercise price.

  At December 31, 2000, the Non-Employee Director Group had a total of 115,602 stock options outstanding with a weighted average exercise price of $7.18 per share. The stock options shown in the above table include stock options granted both under the current Director Option Plan and the Company's previous Stock Option Plan.

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

By Directors and Executive Officers

   The following table sets forth, as of March 30, 2001, the number of shares of each class of equity securities of the Company beneficially owned by each Director and executive officer of the Company and its subsidiaries, and by all Directors and executive officers as a group. All securities are common stock and, except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.

                                                       Number of     Exercisable     Total Number of
Name of                                                 Shares         Options         Shares and
Beneficial Owner and                                 Beneficially   Beneficially   Exercisable Options  Percentage
Capacity with Company                                    Owned        Owned (a)    Beneficially Owned    Of Class
------------------------------------------------------------------------------------------------------------------
H. Frederick Christie, Director                        12,402             15,228                27,630           *
------------------------------------------------------------------------------------------------------------------
Monroe Harris, Director                                16,841  (b)        14,024                30,865           *
------------------------------------------------------------------------------------------------------------------
Donovan D. Huennekens, Director                        44,018  (c)        13,838                57,856           *
------------------------------------------------------------------------------------------------------------------
Maureen A. Kindel, Director                             4,218             10,106                14,324           *
------------------------------------------------------------------------------------------------------------------
Richard G. Newman, Director                            25,214  (d)        21,045                46,259           *
------------------------------------------------------------------------------------------------------------------
Anton C. Garnier, Director, Chairman, President
 and Chief Executive Officer of the Company           210,547  (e)       163,654               374,201           4%
------------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek, Director, Chief Financial
Officer and Secretary of the Company;
President, ECO Resources, Inc.                         18,489  (f)       113,504               131,993         1.5%
------------------------------------------------------------------------------------------------------------------
Maurice W. Gallarda, Vice President of New
Business Development of the Company;                    1,166              6,186                 7,352           *
Chairman, Master Tek International, Inc.
------------------------------------------------------------------------------------------------------------------
Thomas C. Tekulve, Vice President
Finance of the Company                                    375              5,625                 6,000           *
------------------------------------------------------------------------------------------------------------------
Michael O. Quinn, President,
Suburban Water Systems                                 16,743  (g)        25,498                42,241           *
------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officers
As a Group (10 persons)                               350,013            388,708               738,721         8.6%
------------------------------------------------------------------------------------------------------------------

 *   Indicates less than one percent of class of stock.
(a)  Includes options that become exercisable on or before May 31, 2001.
(b) Mr. & Mrs. Harris hold all the 16,841 shares of common stock as co-trustees of a family trust for their benefit. Mr. Harris has shared voting and investment power with respect to such shares. Not included in the table are 750 shares owned by Mrs. Harris in an IRA account for her benefit. Mr. Harris disclaims beneficial ownership of these shares.
(c) Mr. & Mrs. Huennekens hold all the 44,018 shares of common stock as trustees of a revocable trust for their benefit. Mr. Huennekens is a trustee of such trust and has shared voting and investment power with respect to such shares.
(d) Mr. and Mrs. Newman hold all 25,214 shares of common stock as trustees of a revocable trust for their benefit. Mr. Newman is a trustee of such trust and has shared voting and investment power with respect to such shares.
(e) Included in the table are 141,284 common shares owned by Mr. and Mrs. Garnier as trustees of a revocable trust for their benefit. Mr. Garnier is trustee of such trust and has shared voting and investment power with respect to the shares. Also included in the table are 15,000 common shares representing Mr. Garnier's proportionate interest in a corporation of which Mr. Garnier is president, a director and a stockholder. Mr. Garnier has sole voting and investment power with respect to these shares.
(f) Mr. and Mrs. Moerbeek hold all the 18,489 shares of common stock as trustees of a revocable trust for their benefit. Mr. Moerbeek is a trustee of such trust and has shared voting and investment power with respect to such shares.
(g) Excludes 3,640 shares of common stock held by Mr. Quinn's wife, over which Mr. Quinn has no voting or investment control, and Mr. Quinn disclaims beneficial ownership of these shares.

By Others

     The following table identifies others who own more than five percent of any class or series of the Company's outstanding voting securities as of the Record
Date:




Class of                     Name and Address                 Number of Shares       Percentage      Percentage of
Stock                      Of Beneficial Owner               Beneficially Owned       Of Class        Voting Power
-------------------------------------------------------------------------------------------------------------------
Series "A"      Lincoln National Life Insurance Co.                 3,607                35%              0.3%
Preferred       C/O Banker's Trust
                P.O. Box 704, Church Street Station
                New York, NY 10008
-------------------------------------------------------------------------------------------------------------------


                   COMPARISON OF THE CUMULATIVE TOTAL RETURN
          ON THE COMPANY'S COMMON STOCK TO CERTAIN INDUSTRY STANDARDS

   The following graph compares the cumulative total return to holders of the common stock of the Company during the most recent five fiscal years versus the average return to investors during the same period achieved by 12 publicly held water utilities listed in the Edward Jones Water Utility Index and that achieved by The Standard and Poor's Index of 500 Companies. The comparison assumes that $100 was invested on December 31, 1995, and the cumulative total return assumes the reinvestment of dividends. The historical stock performance shown on the graph is not necessarily indicative of future stock performance.

                  [FIVE YEAR PERFORMANCE GRAPH APPEARS HERE]

Related Transactions

   Mr. Garnier, our President, CEO and Chairman, is a beneficial owner of approximately 10 percent of the outstanding stock of California Michigan Land and Water Company (California Michigan). He is also a director of California Michigan. East Pasadena Water Company (East Pasadena), a water purveyor, is a wholly owned subsidiary of California Michigan. In 2000, East Pasadena participated in employee insurance coverage with the Company and its wholly-owned subsidiary, Suburban Water Systems ("Suburban"), and reimbursed Suburban an aggregate of $28,498, representing its proportionate share of the cost of employee insurance coverage and other services.

The Company's Noncontributory Defined Benefit Pension Plan owns 17 percent of the outstanding stock of California Michigan. As of December 30, 1999, the Pension Plan was terminated, all benefit accruals were frozen, and all benefit accruals ceased. The Company anticipates that the Plan assets will be distributed, as permitted by the Employee Retirement Income Security Act (ERISA), in 2001.

  In 2000, Suburban made a lease payment of $55,365 for the use of water rights owned by a family trust of Mr. Garnier. The payments made to the family trust were at the same rate and terms as payments made to non-related parties.

The foregoing transactions were reviewed and approved by the non-employee Directors of the Company. Mr. Garnier did not participate in the Board's consideration of these transactions.

                             EXECUTIVE COMPENSATION


                           Summary Compensation Table

                                                                                                Long-Term
                                  Annual Compensation                                         Compensation
--------------------------------------------------------------------------------------------------------------
         Name and                                            Salary            Bonus            Options
    Principal Position                             Year    ($) (1) (2)          ($)             (#) (3)
--------------------------------------------------------------------------------------------------------------
Anton C. Garnier                                   2000        255,000          175,000                56,250
Chairman, Chief Executive                          1999        240,000          160,000                56,250
Officer and President                              1998        230,000          120,000                58,593
-------------------------------------------------------------------------------------------------------------
Peter J. Moerbeek                                  2000        200,000          116,620                42,500
Chief Financial Officer and                        1999        190,000          123,709                84,375
Secretary of the Company;                          1998        180,000           78,000                46,875
President, ECO Resources, Inc.
-------------------------------------------------------------------------------------------------------------
Maurice W. Gallarda                                2000        160,000          128,680                 9,375
Vice President, Business                           1999        155,000           38,750                15,000
Development; Chairman,                             1998              -                -                     -
Master Tek International, Inc.
-------------------------------------------------------------------------------------------------------------
Thomas C. Tekulve                                  2000        146,000           40,755                 9,375
Vice President, Finance                            1999        140,000           48,000                 9,375
                                                   1998              -                -                     -
-------------------------------------------------------------------------------------------------------------
Michael O. Quinn                                   2000        163,000           42,030                 3,750
President,                                         1999        157,040           32,562                 6,562
Suburban Water Systems                             1998        151,000           42,575                 5,858
-------------------------------------------------------------------------------------------------------------


(1) The salary shown in 1999 for Mr. Gallarda, who joined the Company in August 1999, is annualized based upon a full year of employment. Mr. Gallarda's actual salary for 1999 was $64,580.
(2) The salary shown in 1999 for Mr. Tekulve, who joined the Company in February 1999, is annualized based upon a full year of employment. Mr. Tekulve's actual salary for 1999 was $128,333.
(3) Stock Options have been adjusted to reflect all stock dividends/splits and were granted at fair market value on the date of grant.

Executive Officers' Change of Control Compensation Agreements

   In 1998, Messrs. Garnier and Moerbeek entered into change of control compensation agreements with the Company. The Company has agreed to provide benefits and payments to Messrs. Garnier and Moerbeek based on 2.99 times their respective average five-year compensation if certain conditions are met.

   In 1995, Mr. Quinn entered into a change of control compensation agreement with the Company. In 1999, Messrs. Gallarda and Tekulve entered into similar agreements. Under these agreements, the Company has agreed to provide severance benefits and payments to Messrs. Gallarda, Quinn and Tekulve based on 1.5 times their respective average five-year compensation if certain conditions are met.

  For purposes of these agreements, a "change in control" is generally defined as a change in the person or persons owning, directly or indirectly, sufficient voting stock to elect the Board of Directors for the entity that employs an executive. These compensation agreements are in addition to the plans described under the heading "Supplemental Executive Retirement Plan."

The agreements for Messrs. Garnier, Moerbeek, Gallarda, Quinn and Tekulve will be triggered if one of the following conditions is met: (1) termination of the executive's employment by his employer prior to the second anniversary of a change in control, other than termination by retirement or for death, disability or cause; or (2) termination of executive's employment by the executive within two years after a change in control for "good reason" (including assignment of executive to duties inconsistent with executive's position, duties, responsibilities and status prior to the change in control, or alternatively, a reduction in salary, a significant reduction in benefits, an elimination of stock plans or a relocation of employment greater than 50 miles). Under these agreements, cash severance payments are based upon base salary, auto benefits, bonuses and certain life insurance premium amounts paid by the employer. Cash severance payments are payable within five days after termination of employment. Cash severance amounts as of December 31, 2000, assuming termination met the requirements for a severance payment, are as follows: Mr. Garnier - $1,131,628; Mr. Moerbeek - $838,686; Mr. Gallarda - $303,908, Mr. Quinn - $287,537; and Mr.
Tekulve $258,500. In addition to the cash payment, each executive is entitled to certain health insurance benefits with a value of approximately $25,000, and outplacement services with a maximum benefit of $15,000 each for Messrs. Garnier and Moerbeek and $4,000 each for Messrs. Gallarda, Quinn and Tekulve.

Option Grants To Named Executive Officers in 2000

   The following table provides a summary of information on the potential realizable value of stock options granted in 2000. Exercise prices and numbers of options have been adjusted to reflect a 5-for-4 stock split, in the form of a stock dividend, on January 1, 2001.



                                      Individual Grants
---------------------------------------------------------------------------------------------
                                              % of Total         Exercise
                            Options        Options Granted       Or Base
Executive                   Granted         to Employees          Price            Expiration
                            (#) (1)         In Fiscal Year      ($/sh.) (2)            Date
---------------------------------------------------------------------------------------------
Anton C. Garnier             56,250               23%             11.65               2007
---------------------------------------------------------------------------------------------
Peter J. Moerbeek            42,500               17%             11.65               2007
---------------------------------------------------------------------------------------------
Maurice W. Gallarda           9,375                4%             11.65               2007
---------------------------------------------------------------------------------------------
Thomas C. Tekulve             9,375                4%             11.65               2007
---------------------------------------------------------------------------------------------
Michael O. Quinn              3,750                2%             11.65               2007
---------------------------------------------------------------------------------------------
All Stockholders (3)            N/A              N/A                N/A                N/A
---------------------------------------------------------------------------------------------
All Optionees               249,625              100%             10.89               2007
---------------------------------------------------------------------------------------------
All Optionees' Gain
As % of Total
Stockholders' Gain              N/A              N/A                N/A                N/A
---------------------------------------------------------------------------------------------

                                    Potential Realizable Value
                                     At Assumed Annual Rates
                                   Of Stock Price Appreciation
                                      For 10-Year Option Term
------------------------------------------------------------------------
                          At 0%            At 5%             At 10%
                          Annual           Annual            Annual
                          Growth           Growth            Growth
Executive                Rate ($)         Rate ($)          Rate ($)
------------------------------------------------------------------------
Anton C. Garnier            0             412,123           1,044,399
------------------------------------------------------------------------
Peter J. Moerbeek           0             311,381             789,102
------------------------------------------------------------------------
Maurice W. Gallarda         0              68,687             174,067
------------------------------------------------------------------------
Thomas C. Tekulve           0              68,687             174,067
------------------------------------------------------------------------
Michael O. Quinn            0              27,475              69,627
------------------------------------------------------------------------
All Stockholders (3)       N/A         63,865,152         161,846,833
------------------------------------------------------------------------
All Optionees               0           1,709,477           4,332,151
------------------------------------------------------------------------
All Optionees' Gain
As % of Total
Stockholders' Gain         N/A             2.7%                2.7%
------------------------------------------------------------------------

(1) Options vest 20 percent per year until fully vested. The options were granted for a term of seven years and one day, subject to earlier cancellation upon certain events related to termination of employment. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, or by offset of the underlying shares, subject to certain conditions. All options have been adjusted for a 5-for-4 stock split, in the form of a dividend, on January 1, 2001.
(2) All exercise prices represent fair market value on the date of grant, after adjusting to reflect a 5-for-4 stock split, in the form of a stock dividend, on January 1, 2001.
(3)  Based on total number of shares outstanding at December 31, 2000.

Option Exercises in 2000 and Year-End Option Values

  The following table shows information on exercised and unexercised stock options, value realized and the value of unexercised options during the Company's most recent fiscal year by the chief executive officer of the Company and the other named executive officers.




                             Shares
                            Acquired                            Number of Unexercised Options
                               On               Value               At December 31, 2000
                            Exercise          Realized            Exercisable/Unexercisable
Executive                   (#)(1)              ($)                         (#)(2)
-------------------------------------------------------------------------------------------------
Anton C. Garnier                40,185            277,156             160,737   /   154,126
-------------------------------------------------------------------------------------------------
Peter J. Moerbeek                2,500              4,011             104,832   /   140,110
-------------------------------------------------------------------------------------------------
Maurice W. Gallarda                  0                  0               2,999   /    21,375
-------------------------------------------------------------------------------------------------
Thomas C. Tekulve                    0                  0               1,875   /    16,875
-------------------------------------------------------------------------------------------------
Michael O. Quinn                 5,283             50,755              19,617   /    16,394
-------------------------------------------------------------------------------------------------


                                Value of Unexercised
                               In-The-Money Options at
                                  December 31, 2000
                              Exercisable/Unexercisable
Executive                              ($)(2)
-----------------------------------------------------------
Anton C. Garnier               1,134,053    /    475,370
-----------------------------------------------------------
Peter J. Moerbeek                707,943    /    433,864
-----------------------------------------------------------
Maurice W. Gallarda               11,946    /     50,141
-----------------------------------------------------------
Thomas C. Tekulve                  7,188    /     31,092
-----------------------------------------------------------
Michael O. Quinn                 144,387    /     66,340
-----------------------------------------------------------


(1) Shares acquired on exercise represent options exercised in 2000 and do not reflect restatement for the 5-for-4 stock split which was effective January 1, 2001.
(2) Difference between fair market value at December 31, 2000 of $11.90 and option exercise price.

Supplemental Executive Retirement Plan

   The Southwest Water Company Supplemental Executive Retirement Plan (the "SERP") was adopted by Southwest Water Company effective May 8, 2000. An employee must be selected by the Compensation Committee of the Board of Directors to participate in the SERP. Two executive officers of the Company and its participating subsidiaries are participants in the SERP, Messrs. Garnier and Moerbeek. Under the SERP, in most cases, a vested participant with 5 to 10 years of service will be eligible for a yearly benefit for his or her lifetime beginning at age 65 equal to: (1) the participant's average annual compensation multiplied by (2) the applicable compensation percentage less (3) the Social Security benefit for the most recent five years of employment and less (4) benefits received under the Company-sponsored Noncontributory Defined Benefit Pension Plan (the "Pension Plan"). The Pension Plan was terminated December 30, 1999.

   The following table shows the estimated annual benefits that would be payable to participants in the SERP at age 65.




                 5-Year Average                        Estimated Annual Benefit
              Annual Compensation                  for Years of Service Indicated*
                       $                                          $
                                                   ---------------------------------
                                                   15 Years   25 Years    35 Years
------------------------------------------------------------------------------------

                  160,000                           12,100          0            0

                  200,000                           24,100     18,200       27,400

                  240,000                           36,100     38,200       55,400

                  280,000                           48,100     58,200       83,400
------------------------------------------------------------------------------------

         *The calculations above assumed Mr. Garnier had 30 years of service in the Pension Plan and Mr. Moerbeek had five years of service in the Pension Plan.

     The compensation used in determining final average compensation under the SERP is the participant's base salary and excludes bonuses and other forms of compensation.

     On December 31, 2000, the base compensation for the participating officers was: Anton C. Garnier - $255,000 and Peter J. Moerbeek - $200,000. Their years of credited service were 31 and 6, respectively. Maurice A. Gallarda, Thomas C. Tekulve and Michael O. Quinn were not eligible for SERP benefits on December 31, 2000. The SERP is currently funded through corporate-owned life insurance.

Report of the Compensation Committee of the Board of Directors

Executive Officer Compensation Philosophy

  The compensation philosophy for executive officers is to ensure that compensation be directly linked to continuous improvements in the Company`s financial performance and stockholder value. To implement this philosophy, the Committee is guided by the following objectives: (1) enable the Company to attract and retain highly qualified executives, (2) focus executives' efforts on the fulfillment of Company annual and long-term business objectives and strategies, and (3) ensure that a portion of executive compensation is tied to specific performance measures. The Committee has retained outside consultants and executive compensation specialists in evaluating and modifying the current executive compensation plan.

Executive Compensation

  In determining the base salaries of the executives, the Committee considers individual performance, the performance of the operations directed by the executive, and the competitive salary levels of executives in companies of similar size and complexity. Competitive salary information, obtained primarily through published compensation surveys, is used to determine the reasonableness of total compensation, which includes base salary and incentive compensation. For executives other than the Chief Executive Officer, the Committee also considers the recommendations of the Chief Executive Officer.

Annual Incentive Compensation

  The Committee believes that the Company's short-term objectives are enhanced with annual performance-based incentive compensation for its executives. Annual incentive awards are based on meeting certain financial objectives for the Company and on an executive's achievement of goals in his or her area of responsibility. Executive performance objectives include both quantitative and qualitative criteria. As an executive's level of responsibility increases, a greater portion of potential total cash compensation is at risk in the form of annual performance-based incentives.

  Financial goals and performance-based measures are established by the Committee at the beginning of each year. Awards are made at the end of the year based on actual performance. Each year, the Committee establishes a performance threshold. No awards are made if the performance threshold is not met. In 2000, the results for the year exceeded the threshold set by the Committee, and incentive compensation awards were approved for the Company's executives.

Long-term Incentive Compensation

  The purpose of long-term incentives is to encourage and facilitate long-term Company performance through greater personal stock ownership by the executive officers and thus strengthen both their personal commitments to the Company and a longer-term perspective in their managerial responsibilities. This component of an executive officer's compensation links the officer's interests with the Company's long-term goals and with the interests of the Company's stockholders. Currently, the primary form of long-term incentive compensation is non-qualified stock options. The Committee approves stock options for all executives and managers.

  In determining the number of stock options awarded, the Committee considers a number of factors including the executive's pay level, responsibilities in the organization, and ability to significantly improve future financial results. In addition, the Committee compares the Company's option grant levels with similar industry practices.

Chief Executive Officer Compensation

     Anton C. Garnier has been President and Chief Executive Officer of the Company since November 1968 and has been Chairman of the Board since August 1996. The Committee reviewed Mr. Garnier's 2000 performance based on the performance of the Company as a whole and his performance with respect to quantitative and qualitative objectives approved at the start of the year by the Committee. The Committee carefully considered the Company's continuing improvements in short-term and long-term financial results, including earnings improvement, new business development, return on equity and the creation of stockholder value. The Committee also evaluated Mr. Garnier's progress in attaining qualitative objectives in areas such as investor relations, planning for the Company's long-term future, setting strategic objectives, and communications. The Committee did not use specific weighting factors with respect to quantitative and qualitative performance measures.

     In determining Mr. Garnier's performance for 2000, the Committee gave particular emphasis to the continuing improved operating results of the Company's contract operations subsidiary. After the Committee's deliberations, the Committee increased Mr. Garnier's annual salary to $290,000, effective January 1, 2001, and awarded him an incentive compensation amount of $175,000 for 2000. In addition, on February 8, 2001, the Committee awarded Mr. Garnier a stock option grant of 50,000 shares of the Company's Common stock in recognition of the Company's five-year performance.

Compensation Committee

H. Frederick Christie (Chair)
Monroe Harris
Donovan D. Huennekens
Richard G. Newman

February 8, 2001

                         ITEM 1 - ELECTION OF DIRECTORS

The Board of Directors

   The Board of Directors is divided into three classes, currently consisting of two classes of three Directors and one class of one Director whose terms expire at successive annual meetings. The three Class III Directors are nominated for election at our 2001 Annual Meeting for a three-year term expiring at our Annual Meeting in the year 2004.

   The Class III Director nominees are: H. Frederick Christie, Anton C. Garnier and Peter J. Moerbeek. Messrs. Christie and Garnier were elected to their current terms of office at the 1999 Annual Meeting of Stockholders.

   Mr. Moerbeek was elected by the Board of Directors on April 11, 2001, to fill the vacancy left by the resignation of Mr. Richard Kelton. We expect all Directors will be able to serve if elected. If any nominee Director is not able to serve, proxies may be voted for the election of a substitute nominee recommended by the Board.

                       Information About the Nominees for
                     Director Standing for Election in 2001
                                  (Class III)

   H. Frederick Christie, 67, is an independent consultant. He retired in 1990 as president and chief executive officer of the Mission Group, a subsidiary of SCEcorp, which oversaw SCEcorp's non-utility businesses. From 1984 to 1987, he served as president of Southern California Edison Company, a subsidiary of SCEcorp. Mr. Christie is a director of Ultramar Diamond Shamrock, IHOP Corp. and Ducommun Incorporated and also serves on the boards of 19 mutual funds managed by the Capital Research and Management Company. Mr. Christie was first elected a Director in 1996.

  Anton C. Garnier, 60, has been president and chief executive officer of the Company since 1968, when he was first elected a Director. Mr. Garnier was elected Chairman of the Board in 1996.

  Peter J. Moerbeek, CPA, 53, is the Company's chief financial officer and secretary, and is also president of ECO Resources, Inc., a subsidiary of the Company. Mr. Moerbeek joined the Company in 1995 as vice president, finance, chief financial officer and secretary. Mr. Moerbeek was first elected a Director on April 11, 2001.

  The three nominees receiving the most votes will be elected as Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors. The persons named in the enclosed proxy intend to vote the proxy for the election of the three nominees, unless you indicate on the proxy card that your vote should be withheld from one or more of the named nominees. If you are voting by telephone, you will be instructed how to withhold your vote from a nominee or nominees. If elected, the nominees will continue in office until their successors have been elected, or until their resignation or retirement.

  There are no family relationships between any Director and any executive officer of the Company. None of the entities by which the Directors are employed is related to the Company. No Director is a director of any other corporation subject to Sections 12 or 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the Investment Company Act of 1940. No Director or executive officer of the Company has been, during the last five years, involved in a legal proceeding of the type that would require disclosure herein by the Securities Exchange Act of 1934. There are no arrangements or understandings between any Director and any other persons pursuant to which any Director was selected as a Director or nominee of the Company or of any other company.

 Your Board of Directors recommends a vote FOR the election of these nominees.

                      Director Whose Term Expires in 2002
                                   (Class I)

   Maureen A. Kindel, 63, is president of Rose & Kindel, a public affairs firm. Ms. Kindel is past president of the City of Los Angeles Board of Public Works, is a founding and current member of the Pacific Council on International Policy, and is a board member of the International Women's Forum, the Los Angeles Urban League, the Board of Governors of Town Hall of Los Angeles and the Los Angeles Amateur Athletic Foundation. Ms. Kindel is a trustee for the International Foundation of Electoral Systems. Ms. Kindel was first elected a Director in 1997.

                      Directors Whose Terms Expire in 2003
                                   (Class II)

   Monroe Harris, 79, is a consultant and retired executive vice president and director of Johns-Manville Corporation. Mr. Harris was first elected a Director in 1963. He resigned from the Board in 1965 when he moved to New York. Mr. Harris was reelected a Director in 1987. Mr. Harris will retire from the Board in January 2002.

   Donovan D. Huennekens, 64, is a partner of HQT Homes, a real estate development company and a director of Bixby Ranch Company. Mr. Huennekens was first elected a Director in 1969.

  Richard G. Newman, 66, is chairman, chief executive officer, and a director of AECOM Technology Corporation, the parent of several subsidiaries that provide architectural, engineering, construction, operations and maintenance services on
an international basis.   He also serves on the boards of 13 mutual funds
managed by the Capital Research and Management Company. Mr. Newman was first elected a Director in 1991.

                         Officers Who Are Not Directors

  Maurice W. Gallarda, P.E., 47, was appointed vice president of new business development in August 1999. In January 2000, he was named president of Inland Pacific Water Company and, in April 2000, he was named chief executive officer and chairman of the board of Master Tek International, Inc., both subsidiaries of the Company. He has more than 20 years of experience in corporate development and marketing and leads the Company's efforts to expand into new markets and services.

  Thomas C. Tekulve, CPA, 49, joined us in February 1999 as vice president of finance. He oversees finance, accounting and information systems and provides guidance in strategic planning for the Company and its subsidiaries. Mr. Tekulve has 25 years of experience in finance.

  Shelley A. Farnham, 45, joined the Company in July 1998 as vice president of human resources. She has more than 20 years of experience in the human resources field. Ms. Farnham oversees organizational planning and development, employee relations, training, compensation and benefits administration for the Company and its subsidiaries.

  Michael O. Quinn, 54, is president of Suburban Water Systems, (Suburban) a subsidiary of the Company. Mr. Quinn has been with the Company for over 28 years, serving as treasurer of Suburban prior to his move to ECO as president between 1985 and 1992. He rejoined Suburban and was promoted to president of Suburban in 1996.

  Robert L. Swartwout, P.E., 59, joined the Company eight years ago as president of New Mexico Utilities, Inc., a subsidiary of the Company. Mr. Swartwout is a registered professional engineer in New Mexico and New York and has over 30 years of experience with public utilities and state/federal regulatory agencies.

           ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected KPMG LLP as the Company's independent auditors for the year ending December 31, 2001. KPMG LLP has audited the Company's financial statements since 1978.

   Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

   The fees billed for professional services for the audit of the Company's annual financial statements for the year-ended December 31, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the year 2000 were $150,300. Included in that amount were fees related to tax services.

   KPMG LLP did not render professional services relating to financial information systems design and implementation for the year ended December 31, 2000.

   Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice.

  If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

  The favorable vote of a majority of the votes cast is required to ratify the appointment of KPMG LLP. Thus, abstentions and broker non-votes on this proposal will not be counted as votes for or against the proposal.

  Your Board of Directors unanimously recommends a vote FOR Item 2.

Report of the Audit Committee of the Board of Directors

     The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. Each member of the Audit Committee meets the independence requirements set by the National Association of Securities Dealers. A copy of the Company's Audit Committee Charter is included as Appendix A to this Proxy Statement.

     Management is responsible for Southwest Water's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee this process.

     In the context stated above, the Audit Committee has met and held discussions with management and with the independent auditors. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees."

     Southwest Water's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditors that firm's independence.

     Based upon the Audit Committee's review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Audit Committee

Donovan D. Huennekens (Chair)
H. Frederick Christie
Maureen A. Kindel


March 20, 2001

                       REQUIREMENTS, INCLUDING DEADLINES,
                       FOR SUBMISSION OF PROXY PROPOSALS,
                            NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF STOCKHOLDERS

   The Company expects to hold the 2002 Annual Meeting of Stockholders on May 23, 2002.

   Stockholder proposals (including nomination of a person for election to the Board of Directors) to be included in the proxy statement for the 2002 meeting must be received by the Company's Secretary not later than December 12, 2001. In order for proposals to be included, you must comply with the rules of the Securities and Exchange Commission governing the submission of stockholder proposals.

  Also, the Company's Bylaws provide that for a stockholder proposal (including nomination of a person for election to the Board of Directors) to be acted upon at an annual meeting, the stockholder must provide written notice to the Company no later than 90 days prior to the scheduled annual meeting. Thus, such notice must be submitted no later than February 22, 2002. This notice must contain information required by the Bylaws. A copy of the Bylaws may be obtained from the Company's Secretary.

  All proposals should be submitted in writing to the Company's Secretary at 225 North Barranca Avenue, Suite 200, West Covina, California 91791-1605.

Whether or not you plan to attend the Annual Meeting, please vote by telephone as instructed or mark, sign, date and promptly return the enclosed proxy in the envelope provided.

                                         By order of the Board of Directors,

                                         Peter J. Moerbeek
April 12, 2001                           Secretary

                                  APPENDIX A

                            Southwest Water Company
            Charter of the Audit Committee of the Board of Directors


I.  Audit Committee Purpose

    The Audit Committee (the "Committee") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to assist the Board with respect to monitoring:

    . The integrity of the Company's internal controls and financial reporting process and the reliability of the Company's financial reports to the public.

    . The independence and performance of the Company's external independent auditors.

    .  The Company's compliance with legal and regulatory requirements.

    . The Company's review of areas of significant financial risk to the Company.

    The Committee shall have the authority, in its discretion, to conduct investigations and retain, at the Company's expense, special legal, accounting or other consultants or experts to advise the Committee.


II. Audit Committee Membership and Meetings

    The Committee shall be composed of no fewer than three members of the Board.

    All members of the Committee shall be non-executive directors and shall meet the independence requirements of Nasdaq as interpreted by the Board in its business judgment.

    Each member of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

    At least one member of the Committee shall have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

    The Committee shall meet at least four times annually, and at any additional times as either the Board or the Committee deems necessary.

    The Committee shall meet privately in executive session at least annually with the independent auditors to discuss any matters that the Committee or the independent auditors believe should be discussed.

    The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

III.  Audit Committee Responsibilities and Duties

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such duties are the responsibility of management and the independent auditors.

      Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's Code of Conduct.

      Review Procedures
      -----------------

      1. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      2. The Committee shall review and discuss with management the audited financial statements of the Company and the results of the year-end audit by the Company's independent auditors.

      3. The Committee shall discuss with management and the independent auditors:

            a. The adequacy of the Company's internal accounting controls and the financial reporting process.

            b. The status of internal control recommendations made by the independent auditors.

            c. Significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

      4. Prior to releasing quarterly earnings, the Committee shall discuss with the independent auditors the results of their limited review.

      5. The Committee shall discuss with management and the independent auditors the matters that the independent auditors determine are required to be discussed by Statement on Auditing Standards No. 71 regarding the interim quarterly financial statements prior to filing any Form 10-Q with the Securities and Exchange Commission.

      Independent Auditors
      --------------------

      6. The independent auditors are ultimately accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of independent auditors when circumstances warrant.

      7. The Committee shall recommend to the Board of Directors for their approval the fees and other significant compensation to be paid to the independent auditors.

8. If the Company's independent auditors identify a significant problem which is not being adequately addressed by management, it shall be communicated to the Committee.

9. On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the Company that could impair the independence of the independent auditors, and ensure that the independent auditors submit annually a formal written statement including the written disclosures required by Independence Standards Board Standard No. 1, delineating all relationships between the independent auditors and the Company.

10. The Committee shall review and approve requests for significant consulting engagements to be performed by the independent auditors' firm and be advised of any significant work undertaken by the independent auditors at the request of management that is beyond the scope of the audit engagement letter.

11. Prior to the inception of the annual audit, the Committee shall discuss with the independent auditors their audit plan and review the engagement letter.

12. Prior to releasing year-end earnings, the Committee shall discuss the results of the audit with the independent auditors.

13. The Committee shall discuss with the independent auditors the matters the independent auditors determine are required to be discussed by Statement on Auditing Standards No. 61.

14. Based on the review and discussions with management and the independent auditors referred to above, the Committee will advise the Board of Directors whether the Committee recommends that the audited financial statements be included in the Company's annual report on Form 10-K (or incorporated from the Annual Report to Stockholders).

Legal Compliance
----------------

15. On at least an annual basis, the Committee shall discuss with the independent auditors the results of their discussion with the Company's legal counsel concerning legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.


Other Audit Committee Responsibilities
--------------------------------------

16. The Committee shall annually prepare a report to stockholders to be included in the proxy as required by the Securities and Exchange Commission.

17. The Committee shall maintain minutes of meetings and periodically report to the Board of Directors significant results of the foregoing activities.

                                 DIRECTIONS TO
                            SOUTHWEST WATER COMPANY
                        ANNUAL MEETING OF STOCKHOLDERS
                   MAY 22, 2001 AT 10:00 A.M. (Pacific Time)




                              [MAP APPEARS HERE]


Suggested Route:
---------------

Exit the Harbor Frwy. (110) at 4th Street.
Take 4th Street east to Olive Street, turn left. Hotel is about 100 yards on the left side of the street. Circular drive in front.

Parking:
-------

To receive complimentary valet parking, please tell the attendant that you are attending Southwest Water Company's Annual Meeting.

                            Omni Los Angeles Hotel
                            ----------------------

                  Located on Bunker Hill At California Plaza
                            251 South Olive Street
                                Los Angeles, CA
                                (213) 617-3300

PROXY

                            SOUTHWEST WATER COMPANY
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 22, 2001
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Anton c. Garnier and Peter J. Moerbeek, each with the power of substitution, are hereby appointed by the stockholder(s) named on the reverse side of this Proxy to vote all eligible shares of common or preferred stock of Southwest Water Company at the Annual Meeting of Stockholders to be held on May 22, 2001, or any adjournments thereof, on the matters set forth on the reverse side in accordance with any directions given by the stockholder(s) and, in the discretion of the Proxy holders, on all other matters that may properly come before the Annual Meeting or any adjournments thereof.

IMPORTANT - PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR PROPOSAL 2.

                           - FOLD AND DETACH HERE -



                            Southwest Water Company

                            YOUR VOTE IS IMPORTANT

                       You can vote in one of two ways:

1. Mark, date, sign and return your Proxy by detaching the top portion of this sheet and returning it in the enclosed envelope.

                                      OR

2. Call toll-free 1-800-840-1208 on a touch-tone telephone and follow the instructions on the reverse side of this card. There is NO CHARGE to you for this call.

SOUTHWEST WATER COMPANY ANNUAL MEETING OF STOCKHOLDERS          Please mark [X]
                                                                your votes as
                                                                indicated in
                                                                this example


The Board of Directors unanimously recommends a vote FOR the three Director nominees, and FOR the ratification of the appointment of the independent auditors for the 2001 fiscal year.

1. Election as director of the nominees listed in the accompanying Proxy Statement.
       FOR the nominees   WITHHOLD AUTHORITY to vote    01 H. FREDERICK CHRISTIE
       listed at right    for the nominees listed at    02 ANTON C. GARNIER
                                    right               03 PETER J. MOERBEEK
             [_]                     [_]


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

________________________________________________________________________________

2. Ratification of the appointment of KPMG LLP as the Company's independent auditors for 2001:
                             FOR       AGAINST        ABSTAIN
                             [_]         [_]            [_]


3. Transact other business as may properly come before the annual meeting and any adjournment or postponement.


                FOR SHAREHOLDERS WITH MULTIPLE ACCOUNTS ONLY:        [_]
                         Mark this box to discontinue
                 receipt of an Annual Report for this account.

                I PLAN TO ATTEND THE ANNUAL MEETING.                 [_]


Signature_________________________ Signature_______________________ Date________
Note: Please sign your name as it appears on the label. Joint owners should both sign. When signing as attorney, administrator, trustee, or guardian, please give full title as such.

                           - FOLD AND DETACH HERE -


                               VOTE BY TELEPHONE
                         QUICK *** EASY *** IMMEDIATE
================================================================================
   VOTE BY PHONE: For U.S. Shareholders only, call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day 7 days a week.

    There is NO CHARGE to you for this call.  Have your proxy card in hand.
                  You will be asked to enter a Control Number
   which is located in the box in the lower right hand corner of this form. OPTION 1: To vote as the Board of Directors recommends on ALL proposals, Press 1
--------
                   When asked, please confirm by pressing 1

OPTION 2: If you choose to vote on each proposal separately, Press 0.  You will
--------
hear these instructions:
Proposal 1, Director Election Proposal: To vote FOR ALL nominees, Press 1, to
                                        WITHHOLD FOR ALL nominees, Press 9. To
                                        WITHHOLD FOR AN INDIVIDUAL nominee,
                                        Press 0 and listen to the instructions.

Proposal 2:                             To vote FOR, Press 1; AGAINST, Press 9;
                                        ABSTAIN, Press 0

                                  When asked, please confirm by Pressing 1
================================================================================
                                      OR
================================================================================
 VOTE BY PROXY CARD: mark, sign and date your proxy card and return it promptly in the enclosed envelope.
 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.
================================================================================
                             THANK YOU FOR VOTING